MERRILL LYNCH
AMERICAS INCOME
FUND, INC.




FUND LOGO




Quarterly Report

September 30, 1999




The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.




Merrill Lynch Americas Income Fund, Inc., September 30, 1999



DEAR SHAREHOLDER


Investment Environment
By September 30, 1999, the emerging markets investment environment was relatively stable, with asset prices having recovered most of the sharp losses experienced in May, when the Federal Reserve Board shifted policy toward higher interest rates. At September 30, 1999, the unmanaged J.P. Morgan Emerging Markets Bond-Latin Index (EMBI-Latin) had a total return of +8.99% year-to-date. The Fund's Class A, Class B, Class C and Class D Shares had total returns of +11.79%, +10.97%, +10.93% and +11.61%, respectively, for the same nine-month period. The EMBI-Latin outperformed the unmanaged CS First Boston US High Yield Index and the unmanaged Lehman US Aggregate Index, which returned +1.17% and -0.70%, year-to-date ended September 30, 1999, respectively. We positioned the Fund to generate an attractive level of monthly income. For example, the Class B Share's monthly dividend rose from $0.0315 on June 30, 1999 to $0.0380 at September 30, 1999.
(Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Several factors contributed to the emerging markets' resilience and investment returns that surpassed those of most fixed-income classes this year. First, economic and investment fundamentals are holding well in the core countries. For example Brazil, where fiscal performance is paramount in determining market sentiment, has been in line with expectations. Second, the doubling of oil prices from their February 1999 lows has benefited many countries' external payments situation and government finances, most notably in Mexico and Venezuela. Other commodities relevant to emerging countries are on the upswing as well. Third, the market is enjoying strong technical support because prices are unusually depressed, leverage is scarce, and liquidity and new issuance have declined.

Going forward, we expect that emerging markets' returns will be determined, to an important extent, by the course of US interest rates. Other systemic risks have declined, and individual country risks, always present in this asset class, seem to have abated in the short term. It is possible that higher US and international interest rates may delay emerging markets' economic recovery and limit their access to international capital markets. In addition, emerging markets are also vulnerable to capital markets' tight-liquidity episodes (such as the one this summer), which led to widening of spreads in most fixed-income markets. Potential Year 2000 problems may also have a negative effect on emerging markets. In the next few months, we believe that coupon income will make the strongest contribution to the Fund's total returns. Any advances are likely to be modest in the short term, as we see emerging market spreads remaining in a range of 1000 basis points over US Treasury securities, as measured by the EMBI-Latin.


Portfolio Matters
In terms of country allocations, we continued to overweight Mexico, because of its economic recovery, declining inflation and orderly pre-presidential election politics, which have earned it an upgrade from rating agencies. We also favored Venezuela in relative terms, because of the strength in oil prices and the expectation that the reform of its institutional framework will prove of long-term benefit. We continued to underweight Argentina, where we believe the upcoming presidential election is likely to generate volatility and expose some of the contradictions in the country's underlying economic policy, particularly its fixed foreign exchange regime.

We profited from having an overweight position in Brazil earlier, but at September 30, 1999, we were neutral on its credit. We sold our remaining Ecuadorean position in March, anticipating the country's bond default, and eliminated positions outside Latin America in accordance with our more regionally focused investment discipline. By September quarter-end, the Fund was fully invested, with cash levels at 0.4% of Fund net assets.

In Conclusion
We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Aldo Roldan)
Aldo Roldan
Vice President and
Portfolio Manager



November 9, 1999



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Americas Income Fund, Inc., September 30, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return

                                      % Return Without    % Return With
                                        Sales Charge       Sales Charge**

Class A Shares*

Year Ended 9/30/99                         +18.18%          +13.45%
Inception (10/21/94) through 9/30/99       + 3.40           + 2.55

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                          % Return           % Return
                                        Without CDSC        With CDSC**

Class B Shares*

Year Ended 9/30/99                         +17.09%          +13.09%
Five Years Ended 9/30/99                   + 2.39           + 2.39
Inception (8/27/93) through 9/30/99        + 1.96           + 1.96

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                          % Return         % Return
                                        Without CDSC      With CDSC**

Class C Shares*

Year Ended 9/30/99                         +17.02%          +16.02%
Inception (10/21/94) through 9/30/99       + 2.48           + 2.48

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                      % Return Without   % Return With
                                        Sales Charge      Sales Charge**

Class D Shares*

Year Ended 9/30/99                         +17.93%          +13.21%
Five Years Ended 9/30/99                   + 2.93           + 2.09
Inception (8/27/93) through 9/30/99        + 2.49           + 1.81

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent
Performance
Results*
                                                           3 Month         12 Month     Since Inception    Standardized
As of September 30, 1999                                 Total Return    Total Return     Total Return     30-Day Yield
ML Americas Income Fund Class A Shares                       +2.81%          +18.18%          +17.96%          9.07%
ML Americas Income Fund Class B Shares                       +2.43           +17.09           +12.55           8.67
ML Americas Income Fund Class C Shares                       +2.42           +17.02           +12.88           8.61
ML Americas Income Fund Class D Shares                       +2.75           +17.93           +16.18           8.83

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total reinvestment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 10/21/94 for Class A & Class C Shares and from 8/27/93 for Class B & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                     Face                                           Interest    Maturity           Percent of
COUNTRY      Industry               Amount                    Bonds                   Rate        Date     Value   Net Assets
Argentina    Industrials        US$ 1,800,000 Perez Companc SA                        8.125%    7/15/2007   $  1,590,296    4.9%

             Sovereign              2,300,000 Republic of Argentina                   9.75      9/19/2027      1,937,750    5.9
             Government
             Obligations

             Telecommunications     1,750,000 Telefonica de Argentina SA              9.125     5/07/2008      1,535,625    4.7

                                              Total Bonds in Argentina (Cost--$4,780,062)                      5,063,671   15.5

Brazil       Media--                1,900,000 Globo Comunicacoes e
             Communications                   Participacoes, Ltd.                     10.50    12/20/2006      1,406,000    4.3

             Metals                 2,100,000 CSN Iron SA                             9.125     6/01/2007      1,554,000    4.8

             Sovereign                 75,000 Republic of Brazil                      9.375     4/07/2008         59,625    0.2
             Government               150,000 Republic of Brazil                     10.125     5/15/2027        111,750    0.3
             Obligations                                                                                    ------------  ------
                                                                                                                 171,375    0.5
             Utilities--Electric    1,590,000 Centrais Electricas Brasileiras SA     10.00      7/06/2004      1,562,175    4.8
                                    1,750,000 Companie Paranaense de Energia          9.75      5/02/2005      1,557,500    4.7
                                                                                                            ------------  ------
                                                                                                               3,119,675    9.5

                                              Total Bonds in Brazil (Cost--$6,001,413)                         6,251,050   19.1



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                     Face                                           Interest    Maturity           Percent of
COUNTRY      Industry               Amount                    Bonds                   Rate        Date     Value   Net Assets
Mexico       Broadcasting--     US$ 1,470,000 Grupo Televisa SA                      11.875 %   5/15/2006   $  1,533,062    4.7%
             Radio Television

             Industrials            1,875,000 Petroleos Mexicanos                     9.50      9/15/2027      1,584,375    4.8

             Paper                  1,400,000 Grupo Industrial Durango               12.625     8/01/2003      1,368,500    4.2

             Sovereign              1,350,000 United Mexican States                  11.50      5/15/2026      1,486,688    4.6
             Government
             Obligations
                                              Total Bonds in Mexico (Cost--$6,072,100)                         5,972,625   18.3

Panama       Sovereign                630,000 Republic of Panama                      8.875     9/30/2027        504,000    1.6
             Government
             Obligations
                                              Total Bonds in Panama (Cost--$573,300)                             504,000    1.6

Venezuela    Sovereign                575,000 Republic of Venezuela                  13.625     8/15/2018        523,250    1.6
             Government             2,100,000 Republic of Venezuela                   9.25      9/15/2027      1,380,750    4.2
             Obligations
                                              Total Bonds in Venezuela  (Cost--$1,753,610)                     1,904,000    5.8

                                              Total Investments in Bonds  (Cost--$19,180,485)                 19,695,346   60.3

                                                       Brady Bonds*

Argentina    Sovereign              1,450,000 Republic of Argentina, Par 'L'          6.00      3/31/2023        924,375    2.8
             Government
             Obligations
                                              Total Brady Bonds in Argentina (Cost--$935,926)                    924,375    2.8

Brazil       Sovereign              2,988,200 Republic of Brazil 'C'++                6.909     4/15/2014      1,867,625    5.7
             Government               750,000 Republic of Brazil, Discount++          5.875     4/15/2024        470,625    1.5
             Obligations            1,377,500 Republic of Brazil 'EI'++               5.875     4/15/2006      1,083,059    3.3
                                    2,050,000 Republic of Brazil NMB++                5.9375    4/15/2009      1,445,353    4.4

                                              Total Brady Bonds in Brazil (Cost--$4,833,290)                   4,866,662   14.9

Mexico       Sovereign              3,000,000 United Mexican States 'W-A'             6.25     12/31/2019      2,205,000    6.7
             Government               380,000 United Mexican States 'W-B'             6.25     12/31/2019        279,300    0.9
             Obligations
                                              Total Brady Bonds in Mexico (Cost--$2,483,699)                   2,484,300    7.6

Panama       Sovereign                500,000 Republic of Panama, Interest
             Government                       Reduction Bonds++                       4.00      7/17/2014        357,500    1.1
             Obligations
                                              Total Brady Bonds in Panama (Cost--$358,247)                       357,500    1.1

Peru         Sovereign              1,020,000 Republic of Peru, Front-Loaded
             Government                       Interest Rate Reduction Bonds++         3.75      3/07/2017        549,525    1.7
             Obligations              800,000 Republic of Peru, Past Due
                                              Interest++                              4.50      3/07/2017        494,000    1.5

                                              Total Brady Bonds in Peru (Cost--$1,054,037)                     1,043,525    3.2

Venezuela    Sovereign              1,416,660 Republic of Venezuela DCB++             6.3125   12/18/2007      1,089,057    3.3
             Government               535,710 Republic of Venezuela, Front-
             Obligations                      Loaded Interest Rate Reduction
                                              Bonds 'B'++                             6.125     3/31/2007        403,390    1.3

                                              Total Brady Bonds in Venezuela (Cost--$1,346,210)                1,492,447    4.6

                                              Total Investments in Brady Bonds (Cost--$11,011,409)            11,168,809   34.2

                                                     Short-Term Securities

United       Commercial               133,000 General Electric Capital Corp.          5.60     10/01/1999        133,000    0.4
States       Paper**

                                              Total Investments in Short-Term Securities
                                              (Cost--$133,000)                                                   133,000    0.4


             Total Investments (Cost--$30,324,894)                                                            30,997,155   94.9

             Other Assets Less Liabilities                                                                     1,677,016    5.1
                                                                                                            ------------  ------
             Net Assets                                                                                     $ 32,674,171  100.0%
                                                                                                            ============  ======


             Net Asset Value: Class A--Based on net assets of $1,797,028 and 308,454
                                       shares outstanding                                                   $       5.83
                                                                                                            ============
                              Class B--Based on net assets of $24,783,475 and 4,263,804
                                       shares outstanding                                                   $       5.81
                                                                                                            ============
                              Class C--Based on net assets of $1,143,797 and 196,795
                                       shares outstanding                                                   $       5.81
                                                                                                            ============
                              Class D--Based on net assets of $4,949,871 and 852,104
                                       shares outstanding                                                   $       5.81
                                                                                                            ============

 *Brady Bonds are securities that have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Floating rate note.